                     MARTIN MIDSTREAM PARTNERS L.P. REPORTS
                           FIRST QUARTER 2003 RESULTS

         KILGORE, Texas, May 12, 2003 /PRNewswire-FirstCall via COMTEX/ -- Martin Midstream Partners L.P. (Nasdaq: MMLP) announced today its results of operations for the first quarter ended March 31, 2003.

         MMLP commenced the reporting of its own financial results on November 6, 2002, the date of its initial public offering. Prior to such date, MMLP's financial results are reported through the financial statements of its predecessor.

         MMLP reported net income for the first quarter of 2003 of $3.3 million*, on revenues of $61.2 million, compared to net income before income taxes of $2.8 million, on revenues of $35.6 million, for the first quarter of 2002 for its predecessor. MMLP's net income per limited partner unit for the first quarter of 2003 was $0.46.

         The Company's distributable cash flow for the first quarter of 2003 was $3.9 million or $0.54 per limited partner unit. Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under "Use of Non-GAAP Financial Information". The Company has also included below a table entitled "Distributable Cash Flow" in order to show the components to this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.

         Included with this press release are MMLP's Consolidated and Condensed Balance Sheets as of March 31, 2003 and December 31, 2002, its Consolidated and Combined Condensed Statements of Operations for the three months ended March 31, 2003 and 2002 and its Consolidated and Combined Condensed Statements of Cash Flows for the three months ended March 31, 2003 and 2002. These financial statements should be read in conjunction with the information contained in the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 12, 2003.

         Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said "As we move forward through 2003, we will continue to focus on the development of our customer base and meeting the needs of our customers by providing safe, creative and extraordinary service. This focus, combined with our existing asset base, provides a strong foundation for continued growth and success in the coming years."

* Contains no effect of income taxes since MMLP is a non-taxable partnership.

Conference Call

         A conference call to review the first quarter 2003 results will be held on Tuesday, May 13, 2003, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 407-9205. An audio replay of the conference call will be available by calling (877) 660-6853 from 10:00 a.m. Central Time on May 13, 2003 through 10:59 p.m. Central Time on May 20, 2003. The access codes for the conference call and the audio replay are as follows: Account No. 1628;

Conference ID No. 65953. The audio replay of the conference call will also be archived on the Company's website at http://www.martinmidstream.com.

About Martin Midstream Partners

         Martin Midstream Partners provides marine transportation, terminalling, distribution and midstream logistical services for producers and suppliers of hydrocarbon products and by-products, specialty chemicals and other liquids. The Company also manufactures and markets sulfur-based fertilizers and related products and owns an unconsolidated non-controlling 49.5% limited partnership interest in CF Martin Sulphur L.P., which operates a sulfur storage and transportation business. MMLP operates primarily in the Gulf Coast region of the United States.

         Additional information concerning the Company is available on the Company's website at http://www.martinmidstream.com.

Forward-Looking Statements

         Statements about Martin Midstream Partners' outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, that could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. These factors include, but are not limited to: adverse weather conditions; reliance on its unconsolidated non-controlling interest in CF Martin Sulphur L.P.; the incurrence of material liabilities that are not fully covered by insurance; the price volatility and the supply availability of hydrocarbon products and by-products; restrictions in its debt agreements; the prospects for future acquisitions and its ability to make future acquisitions; the performance of recently acquired businesses; the seasonality of its business; the competition in the industry; changes in regulations on the federal, state and local level that are applicable to its business; the cost of attracting and retaining highly skilled personnel; the loss of significant commercial relationships with Martin Resource Management Corporation ("MRMC"); interruption in operations at its facilities; federal regulations applicable to its marine vessels and regulations effecting the domestic tank vessel industry; cost reimbursements it is required to pay to MRMC; conflicts of interest and competition with MRMC; the decisions made by and the control of its general partner; and a decision by the IRS to tax MMLP as a corporation. A discussion of these factors, including risks and uncertainties, is set forth in the Company's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

Use of Non-GAAP Financial Information

         MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as distributable cash flow because management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP's cash flow after it has satisfied the capital and related requirements of its operations. Distributable cash flow is not a measure of financial performance or liquidity under GAAP. It should not be considered in isolation or as an indicator of MMLP's performance. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

         The Company has included below a table entitled "Distributable Cash Flow" in order to show the components to this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure. MMLP calculates distributable cash flow as follows: net income (as reported in its Consolidated and Combined Statements of Operations), plus depreciation and amortization and amortization of deferred debt issue costs (as reported in its Consolidated and Combined Condensed Statements of Cash Flows), less maintenance capital expenditures (as defined below), plus distributions from unconsolidated partnership (as reported in its Consolidated and Combined Condensed Statements of Cash Flows), less equity in earnings from unconsolidated entities (as reported in its Consolidated and Combined Condensed Statements of Operations). MMLP's maintenance capital expenditures, along with its expansion capital expenditures, are components of payments for property, plant, and equipment included in its Consolidated and Combined Condensed Statements of Cash Flows. For the quarter ended March 31, 2003, MMLP did not have any expansion capital expenditures.

Contacts:

Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC (903) 983-6200.

                         MARTIN MIDSTREAM PARTNERS L.P.
                    CONSOLIDATED AND CONDENSED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                                          MARCH 31,       DECEMBER 31,
                                                                                            2003             2002
                                                                                         (UNAUDITED)        (AUDITED)
                                                                                         -----------      ------------
                                            ASSETS
Cash ...............................................................................     $     7,643      $      1,734
Accounts and other receivables, less allowance for doubtful accounts of $301
     and $355 ......................................................................          18,655            20,225
Product exchange receivables .......................................................             295             1,040
Inventories ........................................................................          10,132            15,511
Due from affiliates ................................................................             794               332
Other current assets ...............................................................             576               273
                                                                                         -----------      ------------
     Total current assets ..........................................................          38,095            39,115
                                                                                         -----------      ------------

Property, plant, and equipment, at cost ............................................          84,095            83,345
Accumulated depreciation ...........................................................         (28,613)          (27,488)
                                                                                         -----------      ------------
     Property, plant and equipment, net ............................................          55,482            55,857
                                                                                         -----------      ------------

Goodwill ...........................................................................           2,922             2,922
Investment in unconsolidated  entities .............................................             984             1,081
Other assets, net ..................................................................           1,339             1,480
                                                                                         -----------      ------------
                                                                                         $    98,822      $    100,455
                                                                                         ===========      ============
                              LIABILITIES AND PARTNERS' CAPITAL

Trade and other accounts payable ...................................................     $    12,325      $     14,007
Product exchange payables ..........................................................           1,425             2,285
Due to affiliates ..................................................................             886                --
Other accrued liabilities ..........................................................             992             2,057
                                                                                         -----------      ------------
     Total current liabilities .....................................................          15,628            18,349

Long-term debt .....................................................................          35,000            35,000
                                                                                         -----------      ------------
     Total liabilities .............................................................          50,628            53,349
                                                                                         -----------      ------------

Partners' capital ..................................................................          48,194            47,106
Commitments and contingencies
                                                                                         -----------      ------------
                                                                                         $    98,822      $    100,455
                                                                                         ===========      ============

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 12, 2003.

                         MARTIN MIDSTREAM PARTNERS L.P.
          CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF OPERATIONS

                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                   THREE MONTHS ENDED
                                                                       MARCH 31,
                                                            --------------------------------
                                                                2003                2002
                                                            -------------      -------------
                                                            (PARTNERSHIP)      (PREDECESSOR)
Revenues:
     Marine transportation ............................     $       6,453      $       5,690
     Terminalling .....................................             1,480              1,054
     Product sales:
         LPG distribution .............................            45,263             21,534
         Fertilizer ...................................             8,003              7,317
                                                            -------------      -------------
                                                                   53,266             28,851
                                                            -------------      -------------
              Total revenues ..........................            61,199             35,595
                                                            -------------      -------------

Costs and expenses:
     Cost of products sold:
         LPG distribution .............................            43,629             19,740
         Fertilizer ...................................             6,759              5,532
                                                            -------------      -------------
                                                                   50,388             25,272
Expenses:
     Operating expenses ...............................             5,071              4,702
     Selling, general and administrative ..............             1,517              1,654
     Depreciation and amortization ....................             1,147              1,030
                                                            -------------      -------------
         Total costs and expenses .....................            58,123             32,658
                                                            -------------      -------------
         Operating income .............................             3,076              2,937
                                                            -------------      -------------

Other income (expense):
     Equity in earnings of unconsolidated entities ....               794                935
     Interest expense .................................              (552)            (1,084)
     Other, net .......................................                16                  8
                                                            -------------      -------------

         Total other income (expense) .................               258               (141)
                                                            -------------      -------------

         Income before income taxes ...................             3,334              2,796
Income taxes
                                                                       --              1,139
                                                            -------------      -------------
     Net income .......................................     $       3,334      $       1,657
                                                            =============      =============

General partner's interest in net income ..............     $          67
Limited partners' interest in net income ..............     $       3,267
Net income per limited partner unit ...................     $        0.46
Weighted average limited partner units ................         7,153,362

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 12, 2003.

                         MARTIN MIDSTREAM PARTNERS L.P.
          CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF CASH FLOWS

                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                             THREE MONTHS ENDED
                                                                                                                  MARCH 31,
                                                                                                           ----------------------
                                                                                                             2003          2002
                                                                                                           --------      --------
Cash flows from operating activities:
     Net income ......................................................................................     $  3,334      $  1,657
     Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization ...............................................................        1,147         1,030
         Amortization of deferred debt issuance costs ................................................          119            --
         Deferred income taxes .......................................................................           --         1,996
         (Gain) loss on sale of property, plant, and equipment .......................................           --             1
         Equity in (earnings) of unconsolidated entities .............................................         (794)         (935)
         Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
             Accounts and other receivables ..........................................................        1,570          (507)
             Product exchange receivables ............................................................          745           (88)
             Inventories .............................................................................        5,379         3,470
             Due from affiliates .....................................................................         (462)           --
             Other current assets ....................................................................         (303)         (207)
             Trade and other accounts payable ........................................................       (1,682)        1,658
             Product exchange payables ...............................................................         (860)       (1,825)
             Due to affiliates .......................................................................          886            --
               Other accrued liabilities .............................................................       (1,065)         (634)
         Change in other noncurrent assets, net ......................................................           --           (87)
                                                                                                           --------      --------
                Net cash provided by operating activities ............................................        8,014         5,529
                                                                                                           --------      --------
Cash flows from investing activities:
     Payments for property, plant, and equipment .....................................................         (750)       (1,537)
     Distributions from unconsolidated partnership ...................................................          891            --
     Cash paid for acquisition .......................................................................           --          (103)
                                                                                                           --------      --------
                Net cash provided by (used in) investing activities ..................................          141        (1,640)
                                                                                                           --------      --------
Cash flows from financing activities:
     Payments of long-term debt ......................................................................           --          (122)
     Cash distributions paid .........................................................................       (2,246)           --
     Borrowings from affiliates ......................................................................           --        11,366
     Payments to affiliates ..........................................................................           --       (15,164)
                                                                                                           --------      --------
                Net used in by financing activities ..................................................       (2,246)       (3,920)
                                                                                                           --------      --------
                Net increase (decrease) in cash and cash equivalents .................................        5,909           (31)
Cash at beginning of period ..........................................................................        1,734            62
                                                                                                           --------      --------
Cash at end of period ................................................................................     $  7,643      $     31
                                                                                                           ========      ========


These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 12, 2003.

                         MARTIN MIDSTREAM PARTNERS L.P.
                             DISTRIBUTABLE CASH FLOW
                             (DOLLARS IN THOUSANDS)
                     (UNAUDITED NON-GAAP FINANCIAL MEASURE)

                                                            THREE MONTHS
                                                               ENDED
                                                             MARCH 31,
                                                               2003
                                                            -----------
Net income ............................................     $     3,334
Adjustments to reconcile net income to
distributable cash flow:
     Depreciation and amortization.....................           1,147
     Amortization of deferred debt issue costs ........             119
     Maintenance capital expenditures(1) ..............            (750)
     Distributions from unconsolidated partnership ....             891
     Equity in earnings of unconsolidated entities ....            (794)
                                                            -----------
Distributable cash flow ...............................     $     3,947
                                                            ===========

General partner interest in distributable cash flow ...     $        79
Limited partner interest in distributable cash flow ...     $     3,868
Distributable cash flow per limited partner unit ......     $      0.54
Weighted average limited partner units ................       7,153,362




--------
(1) Maintenance capital expenditures, along with expansion capital expenditures, are components of payments for property, plant, and equipment set forth in MMLP's Consolidated and Combined Condensed Statements of Cash Flows. For the quarter ended March 31, 2003, MMLP did not have any expansion capital expenditures.